Exhibit 99.2

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Interest Income
Loans held for sale	$576	$470	$393	$341	$406
Loans held in portfolio	2,754	2,544	2,421	2,226	2,111
Available-for-sale securities	234	224	157	163	180
Trading securities	91	79	66	40	21
Other interest and dividend income	51	43	29	41	34
Total interest income	3,706	3,360	3,066	2,811	2,752
Interest Expense
Deposits	852	696	604	539	458
Borrowings	928	774	612	532	500
Total interest expense	1,780	1,470	1,216	1,071	958
Net interest income	1,926	1,890	1,850	1,740	1,794
Provision for loan and lease losses	31	16	37	56	60
Net interest income after provision for loan and lease losses	1,895	1,874	1,813	1,684	1,734
Noninterest Income
Revenue from sales and servicing of home mortgage loans	118	777	352	504	-
Depositor and other retail banking fees	540	490	515	514	507
Securities fees and commissions	112	110	110	104	105
Insurance income	47	46	47	61	57
Portfolio loan related income	96	85	101	109	103
Trading securities income (loss)	285	(98)	26	51	5
Gain (loss) from other available-for-sale securities	25	(122)	(23)	11	41
Loss on extinguishment of borrowings	-	-	-	(147)	(1)
Other income	44	120	89	57	77
Total noninterest income	1,267	1,408	1,217	1,264	894
Noninterest Expense
Compensation and benefits	886	876	839	841	849
Occupancy and equipment	350	402	462	404	393
Telecommunications and outsourced information services	100	104	115	118	123
Depositor and other retail banking losses	49	55	61	54	40
Advertising and promotion	77	55	57	76	84
Professional fees	38	34	54	34	32
Other expense	328	313	350	342	327
Total noninterest expense	1,828	1,839	1,938	1,869	1,848
Income before income taxes	1,334	1,443	1,092	1,079	780
Income taxes	490	541	424	405	291
Net Income	$844	$902	$668	$674	$489

Earnings Per Common Share:
Basic	$0.98	$1.04	$0.77	$0.78	$0.57
Diluted	0.95	1.01	0.76	0.76	0.55

Dividends declared per common share	0.47	0.46	0.45	0.44	0.43
Basic weighted average number of common shares outstanding (in thousands)	865,221	864,933	863,055	862,004	860,496
Diluted weighted average number of common shares outstanding (in thousands)	887,250	888,789	883,991	882,323	883,414

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Six Months Ended
	June 30,	June 30,
	2005	2004
Interest Income
Loans held for sale	$1,047	$738
Loans held in portfolio	5,298	4,179
Available-for-sale securities	457	444
Trading securities	170	46
Other interest and dividend income	95	66
Total interest income	7,067	5,473
Interest Expense
Deposits	1,548	901
Borrowings	1,703	1,046
Total interest expense	3,251	1,947
Net interest income	3,816	3,526
Provision for loan and lease losses	47	116
Net interest income after provision for loan and lease losses	3,769	3,410
Noninterest Income
Revenue from sales and servicing of home mortgage loans	895	531
Depositor and other retail banking fees	1,030	969
Securities fees and commissions	223	212
Insurance income	93	118
Portfolio loan related income	181	190
Trading securities income	186	13
Gain (loss) from other available-for-sale securities	(97)	62
Loss on extinguishment of borrowings	-	(90)
Other income	163	126
Total noninterest income	2,674	2,131
Noninterest Expense
Compensation and benefits	1,761	1,748
Occupancy and equipment	752	794
Telecommunications and outsourced information services	204	246
Depositor and other retail banking losses	104	80
Advertising and promotion	132	143
Professional fees	72	71
Other expense	642	646
Total noninterest expense	3,667	3,728
Income from continuing operations before income taxes	2,776	1,813
Income taxes	1,031	676
Income from continuing operations, net of taxes	1,745	1,137
Discontinued Operations
Loss from discontinued operations before income taxes	-	(32)
Gain on disposition of discontinued operations	-	676
Income taxes	-	245
Income from discontinued operations, net of taxes	-	399
Net Income	$1,745	$1,536

Basic Earnings Per Common Share:
Income from continuing operations	$2.02	$1.32
Income from discontinued operations, net	-	0.46
Net income	2.02	1.78

Diluted Earnings Per Common Share:
Income from continuing operations	1.97	1.29
Income from discontinued operations, net	-	0.45
Net income	1.97	1.74

Dividends declared per common share	0.93	0.85
Basic weighted average number of common shares outstanding (in thousands)	865,078	861,898
Diluted weighted average number of common shares outstanding (in thousands)	888,020	884,940

Washington Mutual, Inc.

Consolidated Statements of Financial Condition

(dollars in millions, except per share data)

(unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Assets
Cash and cash equivalents	$4,614	$4,811	$4,455	$4,689	$5,133
Federal funds sold and securities purchased under agreements to resell	625	1,152	82	30	70
Trading securities	5,687	6,066	5,588	3,113	1,336
Available-for-sale securities, total amortized cost of $18,999, $20,569, $19,047, $16,312 and $19,392:
Mortgage-backed securities	14,396	15,947	14,923	10,168	10,042
Investment securities	4,852	4,756	4,296	6,319	9,337
Loans held for sale	51,122	41,197	42,743	29,184	27,795
Loans held in portfolio	212,737	214,114	207,071	206,158	194,543
Allowance for loan and lease losses	(1,243)	(1,280)	(1,301)	(1,322)	(1,293)
Total loans held in portfolio, net of allowance for loan and lease losses	211,494	212,834	205,770	204,836	193,250
Investment in Federal Home Loan Banks	4,194	3,973	4,059	3,883	3,965
Mortgage servicing rights	5,730	6,802	5,906	6,112	7,501
Goodwill	6,196	6,196	6,196	6,196	6,196
Other assets	14,623	15,962	13,900	14,298	13,919
Total assets	$323,533	$319,696	$307,918	$288,828	$278,544
Liabilities
Deposits:
Noninterest-bearing deposits	$35,518	$34,941	$32,780	$32,250	$33,343
Interest-bearing deposits	148,799	148,690	140,878	136,445	129,123
Total deposits	184,317	183,631	173,658	168,695	162,466
Federal funds purchased and commercial paper	5,864	2,053	4,045	7,025	2,293
Securities sold under agreements to repurchase	14,089	16,716	15,944	15,611	15,764
Advances from Federal Home Loan Banks	71,534	66,730	70,074	59,758	61,379
Other borrowings	20,752	21,938	18,498	12,747	12,113
Other liabilities	4,627	6,861	4,473	4,172	4,160
Total liabilities	301,183	297,929	286,692	268,008	258,175
Stockholders’ equity	22,350	21,767	21,226	20,820	20,369
Total liabilities and stockholders’ equity	$323,533	$319,696	$307,918	$288,828	$278,544
Common shares outstanding at end of period (in thousands)(1)	878,384	877,287	874,262	873,085	872,246
Book value per common share(2)	$25.62	$24.98	$24.45	$24.01	$23.51
Tangible book value per common share(2)	18.66	18.01	17.45	16.99	16.47
Employees at end of period	54,377	52,488	52,579	55,488	57,274

(1)     Includes 6,000,000 shares held in escrow in all periods reported.

(2)     Excludes 6,000,000 shares held in escrow in all periods reported.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Stockholders’ Equity Rollforward
Balance, beginning of period	$21,767	$21,226	$20,820	$20,369	$20,383
Net income	844	902	668	674	489
Other comprehensive income (loss), net of tax	98	(8)	49	98	(210)
Cash dividends declared on common stock	(409)	(402)	(390)	(381)	(372)
Common stock repurchased and retired	-	(100)	-	-	-
Common stock issued	50	149	79	60	79
Balance, end of period	$22,350	$21,767	$21,226	$20,820	$20,369

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2005	2005	2004	2004	2004	2005	2004
RETAIL BANKING AND FINANCIAL SERVICES GROUP
Condensed income statement:
Net interest income	$1,384	$1,343	$1,323	$1,255	$1,224	$2,727	$2,412
Provision for loan and lease losses	42	37	34	42	43	78	101
Noninterest income	751	695	717	715	703	1,445	1,326
Inter-segment revenue	11	12	8	3	7	23	12
Noninterest expense	1,173	1,147	1,129	1,113	1,113	2,320	2,180
Income before income taxes	931	866	885	818	778	1,797	1,469
Income taxes	352	327	318	310	295	679	556
Net income	$579	$539	$567	$508	$483	$1,118	$913
Performance and other data:
Efficiency ratio(1)	48.61%	49.74%	48.83%	49.83%	50.87%	49.16%	51.29%
Average loans	$181,396	$177,635	$177,204	$167,569	$158,966	$179,525	$154,171
Average assets	194,010	190,479	189,872	180,003	171,343	192,254	166,352
Average deposits	135,539	132,982	132,771	131,850	128,680	134,268	128,340
Loan volume	11,704	12,493	13,337	14,178	14,988	24,197	27,766
Employees at end of period	32,429	30,898	30,010	29,967	29,533	32,429	29,533

HOME LOANS GROUP
Condensed income statement:
Net interest income	$303	$286	$293	$287	$369	$589	$657
Noninterest income	618	682	566	769	208	1,300	969
Inter-segment expense	11	12	8	3	7	23	12
Noninterest expense	574	567	629	614	666	1,141	1,344
Income (loss) before income taxes	336	389	222	439	(96)	725	270
Income taxes (benefit)	127	147	80	165	(37)	274	102
Net income (loss)	$209	$242	$142	$274	$(59)	$451	$168
Performance and other data:
Efficiency ratio(1)	57.44%	53.85%	67.78%	53.31%	107.91%	55.60%	76.82%
Average loans	$31,434	$27,765	$24,880	$22,611	$26,999	$29,609	$23,435
Average assets	51,542	49,019	44,195	40,037	44,568	50,288	41,740
Average deposits	13,940	13,107	15,121	15,385	19,837	13,526	17,357
Loan volume	44,855	38,498	41,782	40,491	56,219	83,353	99,938
Employees at end of period	12,534	12,565	13,843	16,524	18,630	12,534	18,630

COMMERCIAL GROUP
Condensed income statement:
Net interest income	$349	$323	$322	$325	$342	$672	$685
Provision for loan and lease losses	2	2	11	8	10	4	26
Noninterest income	72	158	61	65	102	230	188
Noninterest expense	195	175	192	164	149	370	305
Income before income taxes	224	304	180	218	285	528	542
Income taxes	73	104	56	75	101	177	190
Net income	$151	$200	$124	$143	$184	$351	$352
Performance and other data:
Efficiency ratio(1)	39.15%	30.36%	42.23%	34.52%	26.89%	34.48%	28.20%
Average loans	$47,233	$41,783	$40,917	$38,799	$38,496	$44,523	$37,740
Average assets	52,439	46,644	45,675	43,727	43,746	49,558	43,274
Average deposits	7,649	7,308	7,791	7,811	6,898	7,479	6,474
Loan volume	11,059	8,524	8,102	7,156	8,314	19,583	13,982
Employees at end of period	3,793	3,530	3,432	3,539	3,477	3,793	3,477

(This table is continued in “WM-6”.)

(1)     The efficiency ratio is defined as noninterest expense, excluding a cost of capital charge on goodwill, divided by total revenue (net interest income and noninterest income).

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

(This table is continued from “WM-5”.)

	Quarter Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2005	2005	2004	2004	2004	2005	2004
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(225)	$(175)	$(201)	$(237)	$(247)	$(400)	$(437)
Noninterest income (expense)	(39)	(65)	12	(123)	24	(104)	(45)
Noninterest expense	96	158	200	190	130	254	319
Loss from continuing operations	(360)	(398)	(389)	(550)	(353)	(758)	(801)
Income taxes (benefit)	(133)	(149)	(151)	(206)	(132)	(282)	(299)
Loss from continuing operations	(227)	(249)	(238)	(344)	(221)	(476)	(502)
Income from discontinued operations, net of taxes	-	-	-	-	-	-	399
Net loss	$(227)	$(249)	$(238)	$(344)	$(221)	$(476)	$(103)
Performance and other data:
Average assets	$24,598	$23,812	$19,282	$21,724	$26,028	$24,207	$28,014
Average deposits	26,393	21,788	18,190	13,820	9,391	24,103	7,209
Employees at end of period	5,621	5,495	5,294	5,458	5,634	5,621	5,634

RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(2)	$115	$113	$113	$110	$106	$228	$209
Provision (reversal of reserve) for loan and lease losses(3)	(13)	(23)	(8)	6	7	(35)	(11)
Noninterest income (expense)(4)	(135)	(62)	(139)	(162)	(143)	(197)	(307)
Noninterest (income) expense(5)	(210)	(208)	(212)	(212)	(210)	(418)	(420)
Income before income taxes	203	282	194	154	166	484	333
Income taxes(6)	71	112	121	61	64	183	127
Net income	$132	$170	$73	$93	$102	$301	$206
Performance and other data:
Average loans(7)	$(1,541)	$(1,556)	$(1,622)	$(1,600)	$(1,553)	$(1,548)	$(1,529)
Average assets(7)(8)	(1,744)	(1,782)	(1,866)	(1,822)	(1,745)	(1,763)	(1,707)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$1,926	$1,890	$1,850	$1,740	$1,794	$3,816	$3,526
Provision for loan and lease losses	31	16	37	56	60	47	116
Noninterest income	1,267	1,408	1,217	1,264	894	2,674	2,131
Noninterest expense	1,828	1,839	1,938	1,869	1,848	3,667	3,728
Income from continuing operations before income taxes	1,334	1,443	1,092	1,079	780	2,776	1,813
Income taxes	490	541	424	405	291	1,031	676
Income from continuing operations	844	902	668	674	489	1,745	1,137
Income from discontinued operations, net of taxes	-	-	-	-	-	-	399
Net income	$844	$902	$668	$674	$489	$1,745	$1,536
Performance and other data:
Efficiency ratio(9)	57.24%	55.77%	63.18%	62.19%	68.77%	56.49%	65.92%
Average loans	$258,522	$245,627	$241,379	$227,379	$222,908	$252,109	$213,817
Average assets	320,845	308,172	297,158	283,669	283,940	314,544	277,673
Average deposits	183,521	175,185	173,873	168,866	164,806	179,376	159,380
Loan volume	67,618	59,515	63,221	61,825	79,521	127,133	141,686
Employees at end of period	54,377	52,488	52,579	55,488	57,274	54,377	57,274

(2)       Represents the difference between home loan premium amortization recorded by the Retail Banking and Financial Services Group and the amount recognized in the Company’s Consolidated Statements of Income. For management reporting purposes, loans that are held in portfolio by the Retail Banking and Financial Services Group are treated as if they are purchased from the Home Loans Group. Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking and Financial Services Group includes this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(3)       Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

(4)       Represents the difference between gain from mortgage loans recorded by the Home Loans Group and the gain from mortgage loans recognized in the Company’s Consolidated Statements of Income. As the Home Loans Group holds no loans in portfolio, all loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(5)       Represents the corporate offset for the cost of capital related to goodwill that has been allocated to the segments.

(6)     Represents the tax effect of reconciling adjustments.

(7)       Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking and Financial Services Group recognized from the transfer of portfolio loans from the Home Loans Group.

(8)       Includes the impact to the allowance for the loan and lease losses per the following table that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

Quarter Ended					Six Months Ended
June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
2005	2005	2004	2004	2004	2005	2004
$(203)	$(226)	$(244)	$(222)	$(192)	$(215)	$(178)

(9)       The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
PROFITABILITY
Net interest income	$1,926	$1,890	$1,850	$1,740	$1,794
Net interest margin	2.66%	2.73%	2.79%	2.77%	2.86%
Noninterest income	$1,267	$1,408	$1,217	$1,264	$894
Noninterest expense	1,828	1,839	1,938	1,869	1,848
Basic earnings per common share	$0.98	$1.04	$0.77	$0.78	$0.57
Diluted earnings per common share	0.95	1.01	0.76	0.76	0.55
Dividends declared per common share	0.47	0.46	0.45	0.44	0.43
Return on average assets	1.05%	1.17%	0.90%	0.95%	0.69%
Return on average common equity	15.33	16.63	12.71	13.03	9.63
Efficiency ratio(1)	57.24	55.77	63.18	62.19	68.77

ASSET QUALITY
Nonaccrual loans(2)(3)	$1,463	$1,569	$1,534	$1,471	$1,396
Foreclosed assets(3)	256	264	261	281	286
Total nonperforming assets(2)(3)	1,719	1,833	1,795	1,752	1,682
Nonperforming assets/total assets(2)(3)	0.53%	0.57%	0.58%	0.61%	0.60%
Restructured loans(3)	$25	$27	$34	$38	$79
Total nonperforming assets and restructured loans(2)(3)	1,744	1,860	1,829	1,790	1,761
Allowance for loan and lease losses(3)	1,243	1,280	1,301	1,322	1,293
Allowance as a percentage of total loans held in portfolio(3)	0.58%	0.60%	0.63%	0.64%	0.66%
Provision for loan and lease losses	$31	$16	$37	$56	$60
Net charge-offs	39	37	38	27	24

CAPITAL ADEQUACY(3)
Capital Ratios at WMI -consolidated level:
Stockholders’ equity/total assets	6.91%	6.81%	6.89%	7.21%	7.31%
Tangible common equity(4)/total tangible assets(4)	5.13	5.03	5.05	5.26	5.32
Estimated total risk-based capital/total risk-weighted assets(5)	11.16	11.21	11.34	10.64	10.39
Capital Ratios at WMB - bank only level (well-capitalized minimum):(6)
Tier 1 capital to adjusted total assets (5.00%)	5.74	5.69	5.46	5.85	5.96
Adjusted tier 1 capital to total risk-weighted assets (6.00%)	8.42	8.40	8.12	8.24	8.60
Total risk-based capital to total risk-weighted assets (10.00%)	11.56	11.68	11.68	10.94	10.85

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held for sale	$44,884	$38,307	$33,083	$28,220	$33,096
Total loans held in portfolio	213,638	207,320	208,296	199,159	189,812
Total interest-earning assets	290,876	277,080	266,375	252,235	251,264
Total assets	320,845	308,172	297,158	283,669	283,940
Total interest-bearing deposits	149,144	142,639	139,938	135,600	127,670
Total noninterest-bearing deposits	34,377	32,546	33,935	33,266	37,136
Total stockholders’ equity	22,014	21,680	21,025	20,703	20,288
Period-end balance sheet:
Loans held for sale	51,122	41,197	42,743	29,184	27,795
Loans held in portfolio, net of allowance for loan and lease losses	211,494	212,834	205,770	204,836	193,250
Interest-earning assets	293,613	287,205	278,762	258,855	247,088
Total assets	323,533	319,696	307,918	288,828	278,544
Interest-bearing deposits	148,799	148,690	140,878	136,445	129,123
Noninterest-bearing deposits	35,518	34,941	32,780	32,250	33,343
Total stockholders’ equity	22,350	21,767	21,226	20,820	20,369

(1)       The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

(2)       Excludes nonaccrual loans held for sale.

(3)       As of quarter end.

(4)       Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets, but includes MSR.

(5)       Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. were a bank holding company that is subject to Federal Reserve Board capital requirements.

(6)       Capital ratios for Washington Mutual Bank (“WMB”) at June 30, 2005 are preliminary.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30, 2005			Mar. 31, 2005			June 30, 2004
			Interest			Interest			Interest
			Income/			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$1,972	2.96%	$15	$1,354	2.55%	$9	$1,030	1.14%	$3
Trading securities	6,252	5.85	91	5,713	5.54	79	1,284	6.68	21
Available-for-sale securities(1):
Mortgage-backed securities	15,065	4.67	176	15,487	4.45	173	9,887	3.92	97
Investment securities	4,764	4.84	58	4,627	4.44	51	11,975	2.76	83
Loans held for sale(2)	44,884	5.13	576	38,307	4.91	470	33,096	4.91	406
Loans held in portfolio(2):
Loans secured by real estate:
Home	111,272	4.80	1,336	110,131	4.59	1,263	105,360	4.12	1,086
Specialty mortgage finance(3)	20,913	5.20	272	18,554	5.05	234	15,361	4.77	183
Total home loans	132,185	4.87	1,608	128,685	4.65	1,497	120,721	4.20	1,269
Home equity loans and lines of credit	47,200	5.71	672	44,679	5.37	593	33,716	4.53	381
Home construction(4)	2,047	6.43	33	2,242	5.77	32	2,510	5.28	33
Multi-family	23,715	5.17	307	22,667	5.00	283	20,809	4.97	259
Other real estate	5,092	6.50	83	5,425	6.02	82	6,502	6.05	98
Total loans secured by real estate	210,239	5.14	2,703	203,698	4.90	2,487	184,258	4.43	2,040
Consumer	722	10.75	19	770	10.50	20	927	9.92	23
Commercial business	2,677	4.69	32	2,852	5.19	37	4,627	4.11	48
Total loans held in portfolio	213,638	5.16	2,754	207,320	4.92	2,544	189,812	4.45	2,111
Other	4,301	3.45	36	4,272	3.21	34	4,180	2.97	31
Total interest-earning assets	290,876	5.10	3,706	277,080	4.86	3,360	251,264	4.38	2,752
Noninterest-earning assets:
Mortgage servicing rights	6,195			6,090			7,128
Goodwill	6,196			6,196			6,196
Other assets	17,578			18,806			19,352
Total assets	$320,845			$308,172			$283,940
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$47,654	1.86	221	$49,917	1.63	201	$65,468	1.28	208
Savings and money market deposits	41,424	1.60	165	41,997	1.42	147	29,328	0.82	60
Time deposits	60,066	3.10	466	50,725	2.77	348	32,874	2.31	190
Total interest-bearing deposits	149,144	2.28	852	142,639	1.97	696	127,670	1.44	458
Federal funds purchased and commercial paper	2,749	3.09	21	3,486	2.49	22	3,029	1.07	8
Securities sold under agreements to repurchase	16,390	3.13	130	16,621	2.65	110	17,004	2.28	98
Advances from Federal Home Loan Banks	69,512	3.21	563	66,591	2.82	469	59,233	1.88	281
Other	21,491	4.00	214	18,400	3.78	173	12,774	3.56	113
Total interest-bearing liabilities	259,286	2.74	1,780	247,737	2.39	1,470	219,710	1.74	958
Noninterest-bearing sources:
Noninterest-bearing deposits	34,377			32,546			37,136
Other liabilities	5,168			6,209			6,806
Stockholders’ equity	22,014			21,680			20,288
Total liabilities and stockholders’ equity	$320,845			$308,172			$283,940
Net interest spread and net interest income		2.36	$1,926		2.47	$1,890		2.64	$1,794
Impact of noninterest-bearing sources		0.30			0.26			0.22
Net interest margin		2.66			2.73			2.86

(1)       The average balance and yield are based on average amortized cost balances.

(2)       Nonaccrual loans and related income, if any, are included in their respective loan categories.

(3)       Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.

(4)       Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Six Months Ended
	June 30, 2005			June 30, 2004
			Interest			Interest
			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$1,665	2.80%	$24	$1,028	1.24%	$6
Trading securities	5,984	5.70	170	1,256	7.29	46
Available-for-sale securities(1):
Mortgage-backed securities	15,275	4.56	348	9,943	4.14	205
Investment securities	4,696	4.64	109	15,524	3.08	239
Loans held for sale(2)	41,613	5.03	1,047	28,780	5.13	738
Loans held in portfolio(2):
Loans secured by real estate:
Home	110,705	4.69	2,599	104,025	4.18	2,174
Specialty mortgage finance(3)	19,740	5.13	506	14,689	4.98	366
Total home loans	130,445	4.76	3,105	118,714	4.28	2,540
Home equity loans and lines of credit	45,947	5.54	1,266	31,489	4.62	725
Home construction(4)	2,144	6.09	65	2,413	5.30	64
Multi-family	23,194	5.09	590	20,592	5.02	517
Other real estate	5,257	6.26	164	6,546	5.91	194
Total loans secured by real estate	206,987	5.02	5,190	179,754	4.50	4,040
Consumer	746	10.62	40	962	10.04	48
Commercial business	2,763	4.94	68	4,321	4.15	91
Total loans held in portfolio	210,496	5.04	5,298	185,037	4.52	4,179
Other	4,287	3.33	71	4,053	2.98	60
Total interest-earning assets	284,016	4.98	7,067	245,621	4.46	5,473
Noninterest-earning assets:
Mortgage servicing rights	6,143			6,500
Goodwill	6,196			6,196
Other assets	18,189			19,356
Total assets	$314,544			$277,673
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$48,780	1.74	421	$66,449	1.28	422
Savings and money market deposits	41,709	1.51	312	28,122	0.79	110
Time deposits	55,421	2.95	815	30,932	2.39	369
Total interest-bearing deposits	145,910	2.13	1,548	125,503	1.44	901
Federal funds purchased and commercial paper	3,116	2.75	43	3,261	1.07	18
Securities sold under agreements to repurchase	16,505	2.89	240	19,479	2.08	205
Advances from Federal Home Loan Banks	68,059	3.02	1,032	56,077	2.07	586
Other	19,954	3.90	388	13,403	3.56	237
Total interest-bearing liabilities	253,544	2.57	3,251	217,723	1.79	1,947
Noninterest-bearing sources:
Noninterest-bearing deposits	33,466			33,877
Other liabilities	5,686			5,885
Stockholders’ equity	21,848			20,188
Total liabilities and stockholders’ equity	$314,544			$277,673
Net interest spread and net interest income		2.41	$3,816		2.67	$3,526
Impact of noninterest-bearing sources		0.28			0.21
Net interest margin		2.69			2.88

(1)	The average balance and yield are based on average amortized cost balances.
(2)	Nonaccrual loans and related income, if any, are included in their respective loan categories.
(3)	Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.
(4)

Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from
	Mar. 31, 2005	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	to June 30, 2005	2005	2005	2004	2004	2004
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$494	$19,093	$18,599	$17,463	$16,178	$15,666
Interest bearing	(2,957)	46,031	48,988	51,099	52,378	59,395
Total checking deposits	(2,463)	65,124	67,587	68,562	68,556	75,061
Savings and money market deposits	(670)	34,514	35,184	36,836	38,620	30,413
Time deposits(1)	4,343	36,162	31,819	27,268	24,825	23,990
Total retail deposits	1,210	135,800	134,590	132,666	132,001	129,464
Commercial business deposits	1,201	9,648	8,447	7,611	7,369	7,176
Wholesale deposits	(1,331)	23,638	24,969	18,448	14,052	8,874
Custodial and escrow deposits(2)	(394)	15,231	15,625	14,933	15,273	16,952
Total deposits	$686	$184,317	$183,631	$173,658	$168,695	$162,466

(1)       Weighted average remaining maturity of time deposits was 13 months at June 30, 2005, 14 months at March 31, 2005 and 16 months at December 31, 2004, September 30, 2004 and June 30, 2004.

(2)       Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Retail Deposit Accounts(1)
Checking	9,427,222	9,183,194	8,981,060	8,874,823	8,731,827
Money market and savings	5,395,091	5,250,907	5,110,674	5,030,884	4,848,134
Total transaction accounts(2)	14,822,313	14,434,101	14,091,734	13,905,707	13,579,961
Time deposits	1,416,689	1,300,580	1,208,870	1,171,127	1,165,002
Total accounts, end of period	16,239,002	15,734,681	15,300,604	15,076,834	14,744,963
Net transaction account changes	388,212	342,367	186,027	325,746	386,663
Net total account changes	504,321	434,077	223,770	331,871	365,937

(1)       The information provided in this table represents the number of accounts.

(2)       Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Retail Banking Stores
Stores, beginning of period	1,968	1,939	1,872	1,816	1,755
Net stores opened during the quarter	29	29	67	56	61
Stores, end of period	1,997	1,968	1,939	1,872	1,816

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Assets Under Management	$23,348	$22,454	$22,196	$20,617	$20,106

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Loan Volume
Home loans:
Adjustable rate	$25,293	$22,947	$26,141	$25,589	$29,753
Fixed rate	19,355	17,147	15,448	14,635	26,076
Specialty mortgage finance(1)	8,753	7,656	9,362	7,536	7,323
Total home loan volume	53,401	47,750	50,951	47,760	63,152
Home equity loans and lines of credit	10,888	8,887	9,307	10,527	11,572
Home construction loans(2)	258	245	293	640	839
Multi-family	2,459	2,121	2,240	2,050	2,346
Other real estate	371	345	257	352	760
Total loans secured by real estate	67,377	59,348	63,048	61,329	78,669
Consumer	82	43	77	138	63
Commercial business	159	124	96	358	789
Total loan volume	$67,618	$59,515	$63,221	$61,825	$79,521
Loan Volume by Channel
Retail	$30,565	$25,569	$28,766	$30,285	$37,720
Wholesale	20,323	16,716	18,441	16,079	19,534
Purchased/correspondent	16,730	17,230	16,014	15,461	22,267
Total loan volume by channel	$67,618	$59,515	$63,221	$61,825	$79,521
Refinancing Activity(3)
Home loan refinancing	$27,583	$28,641	$30,752	$23,834	$40,201
Home equity loans and lines of credit and consumer	475	392	336	360	1,147
Home construction loans	13	10	13	9	13
Multi-family and other real estate	700	660	565	621	883
Total refinancing	$28,771	$29,703	$31,666	$24,824	$42,244
Home Loan Volume
Short-term adjustable-rate loans(4):
Option ARMs	$19,564	$15,644	$18,898	$18,902	$16,420
Other ARMs	367	974	972	171	1,026
Total short-term adjustable-rate loans	19,931	16,618	19,870	19,073	17,446
Medium-term adjustable-rate loans(5)	13,388	13,409	14,890	12,866	17,536
Fixed-rate loans	20,082	17,723	16,191	15,821	28,170
Total home loan volume	$53,401	$47,750	$50,951	$47,760	$63,152

Note:  Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet.  Accordingly, total home loan volume includes GNMA pool buy-out volume of $477 million, $563 million, $785 million, $898 million and $689 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004.

(1)	Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company.
(2)

Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(3)	Includes loan refinancing entered into by both new and pre-existing loan customers.
(4)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(5)	Medium-term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Six Months Ended
	June 30,	June 30,
	2005	2004
Loan Volume
Home loans:
Adjustable rate	$48,241	$51,575
Fixed rate	36,502	47,640
Specialty mortgage finance(1)	16,408	14,436
Total home loan volume	101,151	113,651
Home equity loans and lines of credit	19,775	19,988
Home construction loans(2)	503	1,448
Multi-family	4,580	3,871
Other real estate	716	1,130
Total loans secured by real estate	126,725	140,088
Consumer	126	121
Commercial business	282	1,477
Total loan volume	$127,133	$141,686
Loan Volume by Channel
Retail	$56,134	$65,846
Wholesale	37,039	34,953
Purchased/correspondent	33,960	40,887
Total loan volume by channel	$127,133	$141,686
Refinancing Activity(3)
Home loan refinancing	$56,224	$73,434
Home equity loans and lines of credit and consumer	867	2,254
Home construction loans	23	25
Multi-family and other real estate	1,360	1,458
Total refinancing	$58,474	$77,171
Home Loan Volume
Short-term adjustable-rate loans(4):
Option ARMs	$35,208	$29,685
Other ARMs	1,341	1,529
Total short-term adjustable-rate loans	36,549	31,214
Medium-term adjustable-rate loans(5)	26,796	30,350
Fixed-rate loans	37,806	52,087
Total home loan volume	$101,151	$113,651

Note:  Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet.Accordingly, total home loan volume includes GNMA pool buy-out volume of $1.04 billion and $1.74 billion for the six months ended June 30, 2005 and June 30, 2004.

(1)	Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company.
(2)

Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(3)	Includes loan refinancing entered into by both new and pre-existing loan customers.
(4)	Short term is defined as adjustable-rate loans that reprice within one year or less.
(5)	Medium term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from
	Mar. 31, 2005	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	to June 30, 2005	2005	2005	2004	2004	2004
Loans by Property Type
Loans held in portfolio:
Loans secured by real estate:
Home	$(3,045)	$109,399	$112,444	$109,950	$112,200	$106,312
Specialty mortgage finance(1)	(1,365)	20,174	21,539	19,184	17,335	16,217
Total home loans	(4,410)	129,573	133,983	129,134	129,535	122,529
Home equity loans and lines of credit	2,600	48,449	45,849	43,650	40,505	36,077
Home construction(2)	(133)	2,037	2,170	2,344	2,732	2,605
Multi-family	993	24,240	23,247	22,282	21,640	21,156
Other real estate	(396)	4,915	5,311	5,664	6,268	6,513
Total loans secured by real estate	(1,346)	209,214	210,560	203,074	200,680	188,880
Consumer	(44)	703	747	792	831	892
Commercial business	13	2,820	2,807	3,205	4,647	4,771
Total loans held in portfolio	(1,377)	212,737	214,114	207,071	206,158	194,543
Less: allowance for loan and lease losses	37	(1,243)	(1,280)	(1,301)	(1,322)	(1,293)
Total net loans held in portfolio	(1,340)	211,494	212,834	205,770	204,836	193,250
Loans held for sale(3)	9,925	51,122	41,197	42,743	29,184	27,795
Total net loans	$8,585	$262,616	$254,031	$248,513	$234,020	$221,045

(1)       Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.

(2)       Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(3)       Fair value of loans held for sale was $51.39 billion, $41.38 billion, $43.02 billion, $29.32 billion and $27.92 billion as of June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	Mar. 31, 2005	June 30,	Coupon	Mar. 31,	Coupon	June 30,	Coupon
	to June 30, 2005	2005	Rate	2005	Rate	2004	Rate
Loans Secured by Real Estate and MBS
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$(1,405)	$66,533	5.06%	$67,938	4.60%	$60,813	3.75%
Other ARMs	441	10,903	6.37	10,462	6.34	9,076	6.59
Total short-term adjustable-rate loans	(964)	77,436	5.24	78,400	4.83	69,889	4.12
Medium-term adjustable-rate loans(2)	(3,290)	43,499	5.53	46,789	5.53	44,295	5.43
Fixed-rate loans	(156)	8,638	6.60	8,794	6.67	8,345	6.92
Total home loans held in portfolio	(4,410)	129,573	5.43	133,983	5.20	122,529	4.78
Home equity loans and lines of credit:
Short-term (Prime based or treasury based)(1)	1,456	36,815	6.16	35,359	5.69	26,565	4.25
Fixed-rate loans	1,144	11,634	6.37	10,490	6.34	9,512	6.34
Total home equity loans and lines of credit	2,600	48,449	6.21	45,849	5.84	36,077	4.80
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	726	8,979	4.98	8,253	4.55	6,770	4.03
Other ARMs	250	6,312	5.13	6,062	4.82	5,096	4.13
Total short-term adjustable-rate loans	976	15,291	5.04	14,315	4.66	11,866	4.07
Medium-term adjustable-rate loans(2)	(3)	7,365	5.26	7,368	5.28	7,396	5.34
Fixed-rate loans	20	1,584	6.75	1,564	6.80	1,894	7.00
Total multi-family loans held in portfolio	993	24,240	5.22	23,247	5.00	21,156	4.78
Total selected loans held in portfolio secured by real estate(3)	(817)	202,262	5.59	203,079	5.32	179,762	4.79
Loans held for sale(4)	9,983	50,986	5.12	41,003	5.11	27,660	5.13
Total selected loans secured by real estate	9,166	253,248	5.50	244,082	5.28	207,422	4.84
MBS(5):
Short-term adjustable-rate MBS(1)	(1,871)	9,687	4.15	11,558	3.95	9,123	3.23
Medium-term adjustable-rate MBS(2)	580	1,571	4.68	991	4.45	-	-
Fixed-rate MBS	(74)	3,111	5.20	3,185	5.22	668	6.99
Total MBS(6)	(1,365)	14,369	4.44	15,734	4.24	9,791	3.49
Total selected loans secured by real estate and MBS	$7,801	$267,617	5.44	$259,816	5.22	$217,213	4.77

(1)       Short-term is defined as adjustable-rate loans and MBS that reprice within one year or less.

(2)       Medium-term is defined as adjustable-rate loans and MBS that reprice after one year.

(3)       At June 30, 2005, March 31, 2005, and June 30, 2004, the adjustable-rate loans with lifetime caps were $177.53 billion, $179.59 billion and $156.12 billion with a lifetime weighted average cap rate of 12.35%, 12.31% and 12.24%.

(4)       Excludes student loans.

(5)       Excludes principal-only strips and interest-only strips.

(6)       At June 30, 2005, March 31, 2005 and June 30, 2004, the adjustable-rate MBS with lifetime caps were $11.10 billion, $12.47 billion and $6.60 billion with a lifetime weighted average cap rate of  10.15%, 10.18% and 11.33%.

	Mar. 31, 2005	Dec. 31, 2004
	to June 30, 2005	to June 30, 2005
Rollforward of Loans Held for Sale
Balance, beginning of period	$41,197	$42,743
Loans originated, purchased and transferred from held in portfolio	47,892	83,153
Loans transferred to held in portfolio	(639)	(2,669)
Loans sold and other	(37,328)	(72,105)
Balance, end of period	$51,122	$51,122

Rollforward of Loans Held in Portfolio
Balance, beginning of period	$214,114	$207,071
Loans originated, purchased and transferred from held for sale	23,268	49,552
Loan payments, transferred to held for sale and other	(24,645)	(43,886)
Balance, end of period	$212,737	$212,737

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Detail of Revenue from Sales and Servicing of Home Mortgage Loans
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments:
Gain from home mortgage loans and originated mortgage-backed securities	$250	$181	$157	$210	$113
Revaluation gain (loss) from derivatives	(79)	80	25	(23)	139
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments	171	261	182	187	252
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue, net(1)	527	512	479	485	472
Amortization of MSR	(564)	(570)	(636)	(589)	(546)
Net MSR valuation adjustments(2)	(77)	539	257	165	(51)
Revaluation gain (loss) from derivatives	61	35	70	256	(127)
Home mortgage loan servicing revenue (expense), net of hedging and derivative risk management instruments	(53)	516	170	317	(252)
Total revenue from sales and servicing of home mortgage loans	118	777	352	504	-
Impact of other MSR risk management instruments:
Revaluation gain (loss) from certain trading securities	259	(109)	36	45	-
Gain (loss) from certain available-for-sale securities	26	(44)	(4)	-	-
Total impact of other MSR risk management instruments	285	(153)	32	45	-
Total revenue from sales and servicing of home mortgage loans and all MSR risk management instruments	$403	$624	$384	$549	$-

	Six Months Ended
	June 30,	June 30,
	2005	2004
Detail of Revenue from Sales and Servicing of Home Mortgage Loans
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments:
Gain from home mortgage loans and originated mortgage-backed securities	$431	$284
Revaluation gain from derivatives	1	80
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments	432	364
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue, net(1)	1,038	979
Amortization of MSR	(1,133)	(1,296)
Net MSR valuation adjustments(2)	462	(657)
Revaluation gain from derivatives	96	1,141
Home mortgage loan servicing revenue (expense), net of hedging and derivative risk management instruments	463	167
Total revenue from sales and servicing of home mortgage loans	895	531
Impact of other MSR risk management instruments:
Revaluation gain from certain trading securities	151	-
Gain (loss) from certain available-for-sale securities	(18)	5
Total impact of other MSR risk management instruments	133	5
Total revenue from sales and servicing of home mortgage loans and all MSR risk management instruments	$1,028	$536

(1)     Includes late charges, prepayment fees and loan pool expense, which represents the shortfall of what is remitted to investors compared to what is collected from the borrowers.

(2)     Net of fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR that results from the application of the lower of cost or market value accounting methodology.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
MSR Risk Management and Amortization:
Statement No. 133 MSR accounting valuation adjustments	$(813)	$545	$(123)	$(885)	$1,707
Amortization of MSR	(564)	(570)	(636)	(589)	(546)
(Impairment) reversal	(250)	427	179	(266)	227
Net change in MSR valuation	(1,627)	402	(580)	(1,740)	1,388
Gain (loss) on MSR hedging and risk management instruments:
Statement No. 133 fair value hedging adjustments	986	(433)	201	1,316	(1,985)
Revaluation gain (loss) from derivatives	61	35	70	256	(127)
Revaluation gain (loss) from certain trading securities	259	(109)	36	45	-
Gain (loss) from certain available-for-sale securities	26	(44)	(4)	-	-
Total gain (loss) on MSR hedging and risk management instruments	1,332	(551)	303	1,617	(2,112)
Total MSR risk management and amortization	$(295)	$(149)	$(277)	$(123)	$(724)

	Six Months Ended
	June 30,	June 30,
	2005	2004
MSR Risk Management and Amortization:
Statement No. 133 MSR accounting valuation adjustments	$(268)	$1,707
Amortization of MSR	(1,133)	(1,296)
(Impairment) reversal	177	(379)
Net change in MSR valuation	(1,224)	32
Gain (loss) on MSR hedging and risk management instruments:
Statement No. 133 fair value hedging adjustments	553	(1,985)
Revaluation gain from derivatives	96	1,141
Revaluation gain from certain trading securities	151	-
Gain (loss) from certain available-for-sale securities	(18)	5
Total gain (loss) on MSR hedging and risk management instruments	782	(839)
Total MSR risk management and amortization	$(442)	$(807)

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Rollforward of Mortgage Servicing Rights (“MSR”)(1)(2)
Balance, beginning of period	$6,802	$5,906	$6,112	$7,501	$5,239
Home loans:
Additions	555	490	372	348	874
Amortization	(564)	(570)	(636)	(589)	(546)
(Impairment) reversal	(250)	427	179	(266)	227
Statement No. 133 MSR accounting valuation adjustments	(813)	545	(123)	(885)	1,707
Net change in commercial real estate MSR	-	4	2	3	-
Balance, end of period(3)	$5,730	$6,802	$5,906	$6,112	$7,501
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$1,513	$1,981	$2,653	$2,417	$3,035
Impairment (reversal)	250	(427)	(179)	266	(227)
Other-than-temporary impairment	(11)	(34)	(486)	(22)	(388)
Other	(6)	(7)	(7)	(8)	(3)
Balance, end of period	$1,746	$1,513	$1,981	$2,653	$2,417
Rollforward of Loans Serviced for Others
Balance, beginning of period	$542,797	$540,392	$551,245	$558,388	$559,807
Home loans:
Additions	36,174	34,533	27,218	29,699	54,201
Loan payments and other	(35,689)	(32,861)	(38,529)	(37,035)	(56,388)
Net change in commercial real estate loans serviced for others	42	733	458	193	768
Balance, end of period	$543,324	$542,797	$540,392	$551,245	$558,388

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Total Servicing Portfolio
Loans serviced for others	$543,324	$542,797	$540,392	$551,245	$558,388
Servicing on retained MBS without MSR	1,592	1,702	1,808	2,713	2,938
Servicing on owned loans	243,494	233,738	229,879	217,592	205,714
Subservicing portfolio	825	421	461	502	563
Total servicing portfolio	$789,235	$778,658	$772,540	$772,052	$767,603

	June 30, 2005
	Unpaid	Weighted
	Principal	Average
	Balance	Servicing Fee
		(in basis points,
		annualized)
Loans Serviced for Others by Loan Type
Government	$50,333	47
Agency	334,796	31
Private	135,703	39
Specialty home loans	22,492	50
Total loans serviced for others(4)	$543,324	35

(1)	Net of valuation allowance.
(2)	MSR as a percentage of loans serviced for others was 1.05%, 1.25%, 1.09%, 1.11% and 1.34% at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004.
(3)	At June 30, 2005, the aggregate MSR fair value was $5.74 billion.
(4)	Weighted average coupon rate (annualized) was 5.85% at June 30, 2005.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,280	$1,301	$1,322	$1,293	$1,260
Other	(29)	-	(20)	-	(3)
Provision for loan and lease losses	31	16	37	56	60
	1,282	1,317	1,339	1,349	1,317
Loans charged off:
Loans secured by real estate:
Home	(11)	(11)	(9)	(6)	(8)
Specialty mortgage finance(1)	(11)	(10)	(10)	(11)	(9)
Total home loans charged off	(22)	(21)	(19)	(17)	(17)
Home equity loans and lines of credit	(8)	(5)	(3)	(6)	(5)
Home construction(2)	(2)	-	(1)	-	-
Multi-family	(1)	-	(2)	-	-
Other real estate	(2)	(1)	(1)	(1)	(1)
Total loans secured by real estate	(35)	(27)	(26)	(24)	(23)
Consumer	(9)	(13)	(17)	(11)	(11)
Commercial business	(8)	(6)	(8)	(4)	(4)
Total loans charged off	(52)	(46)	(51)	(39)	(38)
Recoveries of loans previously charged off:
Loans secured by real estate:
Specialty mortgage finance(1)	1	1	1	1	1
Home equity loans and lines of credit	1	-	2	-	1
Multi-family	-	-	-	1	-
Other real estate	3	1	2	2	4
Total loans secured by real estate	5	2	5	4	6
Consumer	6	5	4	5	5
Commercial business	2	2	4	3	3
Total recoveries of loans previously charged off	13	9	13	12	14
Net charge-offs	(39)	(37)	(38)	(27)	(24)
Balance, end of quarter	$1,243	$1,280	$1,301	$1,322	$1,293
Net charge-offs (annualized) as a percentage of average loans held in portfolio	0.07%	0.07%	0.07%	0.05%	0.05%
Allowance as a percentage of total loans held in portfolio	0.58	0.60	0.63	0.64	0.66

(1)	Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.
(2)

Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2005	2005	2004	2004	2004
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Loans secured by real estate:
Home	$495	$495	$534	$529	$535
Specialty mortgage finance(2)	692	734	682	617	585
Total home nonaccrual loans	1,187	1,229	1,216	1,146	1,120
Home equity loans and lines of credit	67	74	66	50	48
Home construction(3)	11	25	28	31	24
Multi-family	15	15	12	23	20
Other real estate	116	159	162	173	133
Total nonaccrual loans secured by real estate	1,396	1,502	1,484	1,423	1,345
Consumer	8	8	9	11	9
Commercial business	59	59	41	37	42
Total nonaccrual loans held in portfolio	1,463	1,569	1,534	1,471	1,396
Foreclosed assets	256	264	261	281	286
Total nonperforming assets	$1,719	$1,833	$1,795	$1,752	$1,682
As a percentage of total assets	0.53%	0.57%	0.58%	0.61%	0.60%
Restructured loans	$25	$27	$34	$38	$79
Total nonperforming assets and restructured loans	$1,744	$1,860	$1,829	$1,790	$1,761

(1)

Excludes nonaccrual loans held for sale of $108 million at June 30, 2005. Prior periods also reflect the exclusion of nonaccrual loans held for sale of $112 million, $76 million, $84 million and $99 million at March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004. Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to gain from mortgage loans.

(2)	Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.
(3)

Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.